CNI CHARTER FUNDS

                          LARGE CAP GROWTH EQUITY FUND
                           LARGE CAP VALUE EQUITY FUND
                             TECHNOLOGY GROWTH FUND
                            RCB SMALL CAP VALUE FUND
                               CORPORATE BOND FUND
                              GOVERNMENT BOND FUND
                         CALIFORNIA TAX EXEMPT BOND FUND
                              HIGH YIELD BOND FUND
                             PRIME MONEY MARKET FUND
                          GOVERNMENT MONEY MARKET FUND
                     CALIFORNIA TAX EXEMPT MONEY MARKET FUND

                           Institutional Class Shares
                                 Class A Shares



    Supplement dated January 29, 2007 to Prospectuses dated January 31, 2006

This supplement should be read in conjunction with the Prospectuses.


On December 7, 2006, the Board of Trustees of CNI Charter Funds (the "Trust") approved the tax-free reorganization of the Technology Growth Fund series (the "Tech Fund") of the Trust into the Large Cap Growth Equity Fund series (the "Growth Fund") of the Trust. The reorganization is subject to approval by shareholders of the Tech Fund, and a combined prospectus/proxy statement will be sent to Tech Fund shareholders during the first quarter of 2007.

This reorganization is being proposed, among other reasons, to reduce the annual operating expenses borne by shareholders of the Tech Fund. The Tech Fund and the Growth Fund have similar investment objectives, strategies and risks, except for those associated with the Tech Fund's focus on technology companies and the Growth Fund's focus on large cap companies; however, a significant portion of the assets of the Tech Fund (approximately 62% as of December 31, 2006) is invested in large cap stocks, and as of that date, nine of the Tech Fund's ten largest holdings are also held by the Growth Fund. City National Asset Management, Inc. serves as investment adviser to the Tech Fund and the Growth Fund.

If the proposed reorganization is approved by Tech Fund shareholders, the Tech Fund will transfer its assets to the Growth Fund and the Growth Fund will assume the liabilities of the Tech Fund. On the date of the closing of the reorganization, Tech Fund shareholders will receive shares of the Growth Fund of the same class and equal in aggregate net asset value to the value of their shares of the Tech Fund. The reorganization is expected to be effective in April 2007.

Effective January 31, 2007, shares of the Tech Fund will no longer be offered to new shareholders, and shareholders of any other CNI Charter Fund will not be able to exchange their Fund shares for shares of the same class of the Tech Fund.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 CNI-SU-017-0100